UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 7, 2024

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Washington	000-27793	91-1238077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

415 N. Quay St. Bldg B1
Kennewick, WA	99336
(Address of Principal Executive Offices)	(Zip Code)

(509) 735-9092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.07 of Matters to a Vote of Security Holders.

Electronic Systems Technology Inc. (the "Company") held its Annual Meeting of Stockholders on June 7, 2024.  Pursuant to the Item 5.07 requirement for Current Reports on Form 8-K, the Company is providing the following information regarding the results of the matters voted on by stockholders at the Annual Meeting:

a)        Election of Directors:

Director's Name	Votes For	Votes Withheld
Donald Siecke	2,644,361	41,675
Thomas Schaefer	2,653,611	32,425

b)        Ratification of the selection of Assure CPA LLC., as independent registered accountants for the Company for the year ending December 31, 2024:

Votes For	Votes Against	Votes Abstained
3,296,225	1,000	325

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2024	ELECTRONIC SYSTEMS TECHNOLOGY, INC.

	By:	/s/ Daniel M. Tolley
Daniel M. Tolley President